Exhibit 99.1

Hanover Compressor Company

Press Information

Houston, January 10, 2006

Hanover Compressor Company Agrees to Sell U.S. Amine Treating Rental Assets to Crosstex Energy
Services

Hanover Compressor Company (NYSE: HC), a global market leader in full service natural gas compression and a leading provider of service, fabrication and equipment for oil and natural gas production, processing and transportation applications, announced today that it has executed an agreement to sell the U.S. amine treating rental assets of its subsidiary, Hanover Compression Limited Partnership, to Crosstex Energy Services, L.P. for approximately $52 million. The transaction is subject to customary due diligence. Upon closing, Hanover expects to record a gain from the sale.

The companies also announced that they have entered into a three-year strategic alliance for compression services and equipment.

This transaction, which has been approved by the Board of Directors of both Hanover and Crosstex, is expected to be completed in February 2006.

About Hanover Compressor Company
Hanover Compressor Company (NYSE: HC) is a global market leader in full service natural gas compression and a leading provider of service, fabrication and equipment for oil and natural gas production, processing and transportation applications. Hanover sells and rents this equipment and provides complete operation and maintenance services, including run-time guarantees for both customer-owned equipment and its fleet of rental equipment. Founded in 1990, Hanover’s customers include both major and independent oil and gas producers and distributors as well as national oil and gas companies.

Forward-looking Statements
Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbors established by the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can generally be identified as such because of the context of the statement or because the statement includes words such as “believes,” “anticipates,” “expects,” “estimates,” or words of similar import. Similarly, statements that describe Hanover’s future plans, objectives or goals or future revenues or other financial measures are also forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated as of the date the statements were made. These risks and uncertainties include, but are not limited to: our inability to renew our short-term leases of equipment with our customers so as to fully recoup our cost of the equipment; a prolonged substantial reduction in oil and natural gas prices, which could cause a decline in the demand for our compression and oil and natural gas production and processing equipment; reduced profit margins or the loss of market share resulting from competition or the introduction of competing technologies by other companies; changes in economic or political conditions in the countries in which we do business, including civil uprisings, riots, terrorism, the taking of property without fair compensation and legislative changes; changes in currency exchange rates; the inherent risks associated with our operations, such as equipment defects, malfunctions and natural disasters; governmental safety, health, environmental and other regulations, which could require us to make significant expenditures; our inability to implement certain business objectives, such as international expansion (including our ability to timely and cost-effectively execute projects in new international operating environments), integrating acquired businesses, generating sufficient cash, accessing capital markets, refinancing existing or incurring additional indebtedness to fund our business, and executing our exit and sale strategy with respect to assets classified on our balance sheet as assets held for sale; risks associated with any significant failure or malfunction of our enterprise resource planning system and our inability to comply with covenants in our debt agreements and the decreased financial flexibility associated with our substantial debt. A discussion of these and other factors is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

Investor Relations Inquiries:
Stephen York
Vice President, Investor Relations and Technology
Tel: (832) 554-4856
E-mail: syork@hanover-co.com

Media Relations Inquiries:
Richard Goins
Manager, Corporate Communications
Tel: (832) 554-4918
E-mail: rbgoins@hanover-co.com